EXHIBIT 1

                           JOINT FILING AGREEMENT

          The undersigned hereby agree that the Statement on Schedule 13D filed herein (and any amendments thereto), relating to the common stock, $0.01 par value, of Walter Industries, Inc., is being filed jointly with the Securities and Exchange Commission pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, on behalf of each such person.

Dated:  November 8, 2004

                                      APPALOOSA INVESTMENT LIMITED
                                      PARTNERSHIP I

                                      By:  APPALOOSA MANAGEMENT L.P.,
                                           Its General Partner

                                            By:  APPALOOSA PARTNERS INC.,
                                                 Its General Partner

                                            By:  /s/ David A. Tepper
                                                ------------------------------
                                                Name:  David A. Tepper
                                                Title: President


                                      PALOMINO FUND LTD.

                                      By:  APPALOOSA MANAGEMENT L.P.,
                                           Its Investment Adviser

                                           By:  APPALOOSA PARTNERS INC.,
                                                Its General Partner

                                           By:  /s/ David A. Tepper
                                                ------------------------------
                                                Name:  David A. Tepper
                                                Title: President


                                      APPALOOSA MANAGEMENT L.P.

                                      By:  APPALOOSA PARTNERS INC.,
                                           Its General Partner

                                      By:  /s/ David A. Tepper
                                          ------------------------------------
                                           Name:  David A. Tepper
                                           Title: President


                                      APPALOOSA PARTNERS INC.

                                      By:  /s/ David A. Tepper
                                          ------------------------------------
                                           Name:   David A. Tepper
                                           Title:  President

                                       /s/ David A. Tepper
                                      ----------------------------------------
                                                David A. Tepper